Fees Summary	Nov. 19, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,994,430,000.00
Previously Paid Amount	0.00
Total Fee Amount	305,347.23
Total Offset Amount	0.00
Net Fee	$ 305,347.23
Final Prospectus	false